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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                JANUARY 22, 1998

                            DIGITAL LIGHTWAVE, INC.
             (Exact name of registrant as specified in its charter)


        Delaware                          000-21669              95-4313013
(State or other jurisdiction     (Commission File Number)      (IRS Employer
   of incorporation or                                       Identification No.)
      organization)

                       601 Cleveland Street, Fifth Floor
                           Clearwater, Florida 33775
                                 (813) 442-6677
 (Address, including zip code, of principal executive offices and Registrant's telephone number, including area code)



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Item 5. Other Events

On January 22, 1998, the Company issued the following press release describing a restatement of its financial statements related to its second and third fiscal quarters of its fiscal year ended December 31, 1997.



Item 7. Financial Statements and Exhibits

(c)   Exhibits               Description
      --------               -----------

      Exhibits No.           Press release dated January 22, 1998

      99.1
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                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                             Digital Lightwave, Inc.




Date: January 22, 1998                       /s/ Dr. Bryan J. Zwan
                                             ----------------------------------
                                             Chief Executive Officer